Annual Report December 31, 1999
================================================================================


LifeSpan Capital
Appreciation Portfolio
A Series of Panorama Series Fund, Inc.

                                                  [Logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

--------------------------------------------------------------------------------
Panorama Series Fund, Inc.--LifeSpan Portfolios
--------------------------------------------------------------------------------


================================================================================
Objectives:
Panorama LifeSpan Capital Appreciation Portfolio seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.
--------------------------------------------------------------------------------
Panorama LifeSpan Balanced Portfolio seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with slightly stronger emphasis on stocks.
--------------------------------------------------------------------------------
Panorama LifeSpan Diversified Income Portfolio seeks high current income with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

================================================================================
Narrative By Portfolio Management Team
During the first half of the year, although the environment continued to demonstrate strong domestic growth and low inflation, the markets seemed to be caught in a holding pattern, with the stock market trading in a narrow range and 30-year Treasury yields stabilized around 6%. This was due to a number of concerns: the burgeoning trade deficit, Federal Reserve decisions to raise interest rates, and the movement of funds out of traditional industries into the fast moving Technology sector. However, in October the stock market rallied in response to signs of recovery in Europe and Asia.
         In light of these circumstances, we actively managed the Portfolios' allocation to improve returns and reduce risk. In our opinion, recoveries in Asia and Europe could potentially boost U.S. exports in the coming months, but there was also the possibility of increased inflation risk, should import prices for consumers start to rise. As a result we took action within each asset class, raising our stock appropriation within the specifics of each Fund, and refocusing bond allocations on shorter maturities, of 1-5 years and 5-10 years.
         A second important event in the third quarter, was the release of revised data by the U.S. Government, which revealed that for the last several years the growth figures for Gross Domestic Product (GDP) had been understated by a full point. The effect on the market was profound, because it confirmed the belief of many economists that not only was the U.S. economic growth alive and well, but even better than previously believed. With the U.S. economy now surging, in addition to signs of growth overseas, we were well positioned to take advantage of the broadest market gains seen since the beginning of 1999.
         At year end, except for the recent rise in long-term bond yields, the fundamentals of the economy appear very positive. Inflation remains low, employment levels strong, and profits relatively brisk. Furthermore, we believe the revised GDP numbers reflect growth in productivity, which bodes well in a tight employment market. However, we believe that even this sure-footed economy is destined to slow down. With two thirds of the U.S. economy powered by consumers, a great many of whom use their stock market gains to increase spending, any sluggishness in the stock market suggests that consumer spending is likely to weaken. For all these reasons we believe that the strength of the U.S. economy will continue, but at a slower pace in the New Year.
         Looking forward, we believe our disciplined strategy of allocating assets between stocks and bonds in a broad range of sectors, both international and domestic, will continue to improve the performance of all three Panorama LifeSpan Portfolios.

2                    LifeSpan Capital Appreciation Portfolio

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Panorama Series Fund, Inc.--LifeSpan Portfolios
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================================================================================
Management's discussion of performance
Panorama LifeSpan Capital Appreciation Portfolio
Panorama LifeSpan Capital Appreciation Portfolio performed well for the fiscal year that ended December 31, 1999. Although stock market indices produced attractive returns over the period, the market's rise was fueled by a relatively small number of stocks. During the period, we increased our allocation to the technology sector while decreasing our allocation to corporate bonds. The balance of the portfolio was diversified across various asset classes, as set forth in the portfolio's investment strategy. Collectively, international investments represented one of our largest allocations, as well as one of the best contributors to performance. However, the portfolio's performance was constrained by an extremely challenging U.S. bond market. The portfolio holdings, allocations and strategies are subject to change.
--------------------------------------------------------------------------------
Comparing the Portfolio's performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1999. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower.
         LifeSpan Capital Appreciation Portfolio's performance is compared to the performance of the S&P 500 Index and the Wilshire 5000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The
Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the index. The index is an approximator of dollar changes in the U.S. equity market. The Wilshire 5000 capitalization is about 82% NYSE, 2% AMEX and 16% OTC.
         Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the indices.

[Begin Line Chart]

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Panorama Series Fund, Inc.--LifeSpan Capital Appreciation Portfolio, S&P 500 Index and Wilshire 5000 Index

              Panorama Series Fund, Inc.--
              LifeSpan Capital Appreciation Portfolio    S&P 500 Index    Wilshire 5000 Index
9.1.95        10000                                      10000            10000
12.31.95      10665                                      11049            10812
12.31.96      12582                                      13581            12849
12.31.97      14159                                      18109            16597
12.31.98      15077                                      22285            20201
12.31.99      18143                                      28180            24655



[End Line Chart]

Average Annual Total Return of the Portfolio at 12/31/99
1-Year 20.34%   Life 14.74%

Prior to 12/31/99, portions of the Fund's portfolio were managed by sub-advisors and OppenheimerFunds, Inc. Effective 1/1/2000, OppenheimerFunds, Inc. manages all of the Fund's portfolio. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please call us at 1.800.981.2871. This performance was achieved in part during periods of rapidly rising markets, and there is no assurance that the Fund will continue to achieve those gains in the future.
The performance information in the graph for both indices begins on 8/31/95. The inception date of the Portfolio is 9/1/95.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.

                     LifeSpan Capital Appreciation Portfolio                   3

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Panorama Series Fund, Inc.--LifeSpan Portfolios
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================================================================================
Management's discussion of performance  (continued)
Panorama LifeSpan Balanced Portfolio
The fiscal year that ended December 31, 1999, was one of the worst years for the bond market in recent history. As Panorama LifeSpan Balanced Portfolio holds a significant amount of fixed-income securities, performance of the Portfolio was constrained. While bond yields rose to record highs during the year, we responded by reducing our bond exposure--particularly high yield corporate bonds--and increasing our stock allocations. These increases focused mainly on the technology and capital goods sectors. The portfolio holdings, allocations and strategies are subject to change.
--------------------------------------------------------------------------------
Comparing the Portfolio's performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1999. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower.
         LifeSpan Balanced Portfolio's performance is compared to the performance of the Lehman Brothers Corporate and Government Bond Index and the S&P 500 Index. The Lehman Brothers Corporate and Government Bond Index is comprised of the Government and Corporate Bond Indices, which include U.S. Treasury and government agency securities, corporate, and Yankee bonds. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market.
         Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the indices.

[Begin Line Chart]

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Panorama Series Fund, Inc.--LifeSpan Balanced Portfolio, S&P 500 Index and Lehman Brothers Corporate/Government Bond Index

               Panorama Series Fund, Inc.--                           Lehman Brothers Corporate/
               LifeSpan Balanced Portfolio        S&P 500 Index       Government Bond Index
9.1.95         10000                              10000               10000
12.31.95       10608                              11049               10572
12.31.96       12027                              13581               10879
12.31.97       13495                              18109               11941
12.31.98       14328                              22285               13072
12.31.99       16635                              28180               12791



Average Annual Total Return of the Portfolio at 12/31/99
1-Year 16.11%   Life 12.46%

[End Line Chart]

Prior to 12/31/99, portions of the Fund's portfolio were managed by sub-advisors and OppenheimerFunds, Inc. Effective 1/1/2000, OppenheimerFunds, Inc. manages all of the Fund's portfolio. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please call us at 1.800.981.2871.
The performance information in the graph for both indices begins on 8/31/95. The inception date of the Portfolio is 9/1/95.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.

4                    LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Panorama Series Fund, Inc.--LifeSpan Portfolios
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================================================================================
Panorama LifeSpan Diversified Income Portfolio
Panorama LifeSpan Diversified Income Portfolio's performance for the fiscal year that ended December 31, 1999, reflects the challenges of investing during one of the worst bond markets in recent history. While absolute performance was constrained, the different segments of the Portfolio performed well relative to their respective benchmarks. The short duration of these investments helped to support performance as interest rates rose throughout the year. In addition, the returns from corporate and mortgage-backed securities contributed positively to performance. The portfolio's emphasis on income generating stocks was a significant factor that detracted from performance. Income generating equities were hurt during the period, as investors favored large growth stocks. The portfolio holdings, allocations and strategies are subject to change.
--------------------------------------------------------------------------------
Comparing the Portfolio's performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1999. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower.
         LifeSpan Diversified Income Portfolio's performance is compared to the performance of the Lehman Brothers Intermediate Government and Corporate Bond Index, which includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order.
         Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.

[Begin Line Chart]

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Panorama Series Fund, Inc.--LifeSpan Diversified Income Portfolio and Lehman Brothers Intermediate Government/Corporate Bond Index

               Panorama Series Fund, Inc.--LifeSpan    Lehman Brothers Intermediate
               Diversified Income Portfolio            Government/Corporate Bond Index
9.1.95         10000                                   10000
12.31.95       10569                                   10427
12.31.96       11301                                   10849
12.31.97       12715                                   11702
12.31.98       13335                                   12690
12.31.99       13222                                   12738

Average Annual Total Return of the Portfolio at 12/31/99
1-Year -0.85%   Life 6.66%

[End Line Chart]

Prior to 12/31/99, portions of the Fund's portfolio were managed by sub-advisors and OppenheimerFunds, Inc. Effective 1/1/2000, OppenheimerFunds, Inc. manages all of the Fund's portfolio. The Portfolio's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please call us at 1.800.981.2871.
The performance information in the graph for the Lehman Brothers Intermediate Government/Corporate Bond Index begins on 8/31/95. The inception date of the Portfolio is 9/1/95.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.

                     LifeSpan Capital Appreciation Portfolio                   5

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
==============================================================================
Common Stocks--77.8%
------------------------------------------------------------------------------
Basic Materials--2.1%
------------------------------------------------------------------------------
Chemicals--0.9%
Dexter Corp.                                               6,000      $238,500
------------------------------------------------------------------------------
Dow Chemical Co.                                           1,300       173,712
------------------------------------------------------------------------------
Ethyl Corp.                                               16,200        63,787
------------------------------------------------------------------------------
Fuji Photo Film Co.                                        4,000       145,945
------------------------------------------------------------------------------
IMC Global, Inc.                                           2,834        46,407
------------------------------------------------------------------------------
Rohm & Haas Co.                                            2,300        93,581
                                                                      --------
                                                                       761,932
------------------------------------------------------------------------------
Metals--0.4%
Broken Hill Proprietary Co. Ltd.(1)                       15,000       197,110
------------------------------------------------------------------------------
Carpenter Technology Corp.                                 4,300       117,981
                                                                      --------
                                                                       315,091
------------------------------------------------------------------------------
Paper--0.8%
Buhrmann NV                                               10,000       150,457
------------------------------------------------------------------------------
Georgia Pacific Group                                      1,600        81,200
------------------------------------------------------------------------------
Georgia Pacific Group/Timber Group                         2,300        56,637
------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                    2,800        39,900
------------------------------------------------------------------------------
Weyerhaeuser Co.                                           4,700       337,519
                                                                      --------
                                                                       665,713

------------------------------------------------------------------------------
Capital Goods--10.1%
------------------------------------------------------------------------------
Aerospace/Defense--1.0%
General Dynamics Corp.                                    11,700       617,175
------------------------------------------------------------------------------
Northrop Grumman Corp.                                     3,200       173,000
                                                                      --------
                                                                       790,175
------------------------------------------------------------------------------
Electrical Equipment--1.1%
Amphenol Corp., Cl. A(1)                                   2,400       159,750
------------------------------------------------------------------------------
Integrated Device Technology, Inc.(1)                      1,500        43,500
------------------------------------------------------------------------------
Kemet Corp.(1)                                             4,500       202,781
------------------------------------------------------------------------------
Power Integrations, Inc.(1)                                4,600       220,512
------------------------------------------------------------------------------
Rockwell International Corp.                                 800        38,300
------------------------------------------------------------------------------
SPX Corp.(1)                                               2,400       193,950
                                                                      --------
                                                                       858,793


6                    LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Industrial Services--3.5%
Capita Group plc                                          16,000      $  290,790
--------------------------------------------------------------------------------
Forrester Research, Inc.(1)                                3,700         254,837
--------------------------------------------------------------------------------
Hays plc                                                  19,000         302,648
--------------------------------------------------------------------------------
Mobile Mini, Inc.(1)                                       5,400         116,100
--------------------------------------------------------------------------------
New England Business Service, Inc.                         6,300         153,956
--------------------------------------------------------------------------------
Professional Detailing, Inc.(1)                            4,500         134,719
--------------------------------------------------------------------------------
Quanta Services, Inc.(1)                                   3,400          96,050
--------------------------------------------------------------------------------
Secom Co. Ltd.                                             4,000         440,184
--------------------------------------------------------------------------------
Securitas AB, B Shares                                     8,950         161,953
--------------------------------------------------------------------------------
Source Information Management Co. (The)(1)                 6,700         112,225
--------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                        8,143         125,199
--------------------------------------------------------------------------------
United Rentals, Inc.(1)                                    5,300          90,762
--------------------------------------------------------------------------------
Valassis Communications, Inc.(1)                           1,200          50,700
--------------------------------------------------------------------------------
Waste Connections, Inc.(1)                                 6,000          86,625
--------------------------------------------------------------------------------
Whittman-Hart, Inc.(1)                                     4,400         235,950
--------------------------------------------------------------------------------
Zomax, Inc.(1)                                             4,200         190,050
                                                                      ----------
                                                                       2,842,748
--------------------------------------------------------------------------------
Manufacturing--4.5%
Asyst Technologies, Inc.(1)                                5,000         327,812
--------------------------------------------------------------------------------
Atlas Copco AB, B Shares                                   5,142         146,215
--------------------------------------------------------------------------------
Avery-Dennison Corp.                                         800          58,300
--------------------------------------------------------------------------------
Ball Corp.                                                 1,100          43,312
--------------------------------------------------------------------------------
BBA Group plc                                             21,000         169,628
--------------------------------------------------------------------------------
Brambles Industries Ltd.                                   6,000         166,049
--------------------------------------------------------------------------------
Briggs & Stratton Corp.                                    1,900         101,887
--------------------------------------------------------------------------------
Cooper Industries, Inc.                                    1,900          76,831
--------------------------------------------------------------------------------
Crane Co.                                                  2,300          45,712
--------------------------------------------------------------------------------
Dover Corp.                                                2,700         122,512
--------------------------------------------------------------------------------
Eaton Corp.                                                  500          36,312
--------------------------------------------------------------------------------
Honeywell International, Inc.                              4,525         261,036
--------------------------------------------------------------------------------
Mannesmann AG                                              2,000         487,097
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                      1,800          41,400
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                       3,900         381,712
--------------------------------------------------------------------------------
NetOptix Corp.(1)                                          4,000         267,000
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                      1,600          82,100
--------------------------------------------------------------------------------
PRI Automation, Inc.(1)                                    4,300         288,637
--------------------------------------------------------------------------------
RadiSys Corp.(1)                                           4,500         229,500
--------------------------------------------------------------------------------
ROHN Industries, Inc.(1)                                  12,000          34,500
--------------------------------------------------------------------------------
Textron, Inc.                                                900          69,019
--------------------------------------------------------------------------------
United Technologies Corp.                                  3,300         214,500
                                                                      ----------
                                                                       3,651,071


                     LifeSpan Capital Appreciation Portfolio                   7

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Communication Services--7.2%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--4.6%
ADC Telecommunications, Inc.(1)                            1,200      $   87,075
--------------------------------------------------------------------------------
ALLTELL Corp.                                              8,400         694,575
--------------------------------------------------------------------------------
Asia Satellite Telecommunications Holdings Ltd.           64,000         202,123
--------------------------------------------------------------------------------
AT&T Corp.                                                 4,900         248,675
--------------------------------------------------------------------------------
China Telecom (Hong Kong) Ltd.(1)                         52,000         325,105
--------------------------------------------------------------------------------
e.spire Communications, Inc.(1)                            1,416           8,230
--------------------------------------------------------------------------------
Ericsson LM, B Shares                                      7,000         449,915
--------------------------------------------------------------------------------
KPN NV                                                     3,000         292,560
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(1)                       1,400          58,275
--------------------------------------------------------------------------------
Matsushita Communication Industrial Co.                    2,000         528,221
--------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B(1)                 429          14,103
--------------------------------------------------------------------------------
Nippon Comsys Corp.                                        9,000         186,638
--------------------------------------------------------------------------------
Nokia Oyj                                                  2,400         434,765
--------------------------------------------------------------------------------
Tut Systems, Inc.(1)                                       3,000         160,875
                                                                      ----------
                                                                       3,691,135
--------------------------------------------------------------------------------
Telephone Utilities--1.4%
BellSouth Corp.                                            6,600         308,962
--------------------------------------------------------------------------------
Energis plc(1)                                             5,000         240,225
--------------------------------------------------------------------------------
Hellenic Telecommunication Organization SA                 6,900         163,970
--------------------------------------------------------------------------------
Telefonica SA(1)                                          15,627         390,030
                                                                      ----------
                                                                       1,103,187
--------------------------------------------------------------------------------
Telecommunications: Wireless--1.2%
NTT Mobile Communications Network, Inc.                       12         461,313
--------------------------------------------------------------------------------
Price Communications Corp.                                 6,731         187,206
--------------------------------------------------------------------------------
Proxim, Inc.(1)                                            2,700         297,000
                                                                      ----------
                                                                         945,519

--------------------------------------------------------------------------------
Consumer Cyclicals--7.2%
--------------------------------------------------------------------------------
Autos & Housing--1.6%
Bridgestone Corp.                                          7,000         154,064
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.(1)                            12,000         152,441
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                   2,000          31,125
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                1,600          51,300
--------------------------------------------------------------------------------
Fortune Brands, Inc.                                       1,300          42,981
--------------------------------------------------------------------------------
Genuine Parts Co.                                          5,800         143,912
--------------------------------------------------------------------------------
Lafarge SA                                                 1,700         197,778
--------------------------------------------------------------------------------
Masco Corp.                                                3,200          81,200
--------------------------------------------------------------------------------
Overseas Union Enterprise Ltd.                            20,000          67,247
--------------------------------------------------------------------------------
Stanley Works (The)                                        7,500         225,937
--------------------------------------------------------------------------------
USG Corp.                                                  1,100          51,837
--------------------------------------------------------------------------------
Vulcan Materials Co.                                       1,500          59,906
                                                                      ----------
                                                                       1,259,728


8                    LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Consumer Services--0.1%
Harte-Hanks, Inc.                                          1,300      $   28,275
--------------------------------------------------------------------------------
Young & Rubicam, Inc.                                      1,200          84,900
                                                                      ----------
                                                                         113,175
--------------------------------------------------------------------------------
Leisure & Entertainment--0.2%
MGM Grand, Inc.                                            1,100          55,344
--------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                    4,600          70,437
                                                                      ----------
                                                                         125,781
--------------------------------------------------------------------------------
Media--1.5%
Central Newspapers, Inc., Cl. A                              900          35,437
--------------------------------------------------------------------------------
Deluxe Corp.                                               5,300         145,419
--------------------------------------------------------------------------------
Gannett Co., Inc.                                          2,500         203,906
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                        1,500          89,250
--------------------------------------------------------------------------------
Modern Times Group, Cl. B(1)                               4,000         198,343
--------------------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc.                     7,400         262,700
--------------------------------------------------------------------------------
VNU-Verenigde Nederlandse
Uitgeverbedrijven Verenigd Bezit                           5,000         262,570
                                                                      ----------
                                                                       1,197,625
--------------------------------------------------------------------------------
Retail: General--0.9%
Family Dollar Stores, Inc.                                 2,100          34,256
--------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                       2,800         141,575
--------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.                                        2,000         217,157
--------------------------------------------------------------------------------
May Department Stores Co.                                  1,600          51,600
--------------------------------------------------------------------------------
Nordstrom, Inc.                                            2,000          52,375
--------------------------------------------------------------------------------
Pinault-Printemps-Redoute SA                               1,000         263,677
                                                                      ----------
                                                                         760,640
--------------------------------------------------------------------------------
Retail: Specialty--2.4%
Ann Taylor Stores Corp.(1)                                 3,200         110,200
--------------------------------------------------------------------------------
Brown Shoe Co., Inc.                                       9,700         137,012
--------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                     2,400         108,150
--------------------------------------------------------------------------------
Gap, Inc.                                                  3,400         156,400
--------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                               6,950         282,344
--------------------------------------------------------------------------------
Kingfisher plc                                            15,000         166,477
--------------------------------------------------------------------------------
Pacific Sunware of California, Inc.(1)                     4,200         133,875
--------------------------------------------------------------------------------
PC Connection, Inc.(1)                                     7,100         244,950
--------------------------------------------------------------------------------
Ross Stores, Inc.                                          1,800          32,287
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                       8,500         178,500
--------------------------------------------------------------------------------
TJX Cos., Inc.                                             1,100          22,481
--------------------------------------------------------------------------------
Urban Outfitters, Inc.(1)                                  5,600         163,100
--------------------------------------------------------------------------------
Whitehall Jewellers, Inc.                                  5,700         210,187
                                                                      ----------
                                                                       1,945,963


                     LifeSpan Capital Appreciation Portfolio                   9

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.5%
bebe stores, inc.(1)                                       4,700        $126,900
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                               3,300          89,512
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                        1,200          45,150
--------------------------------------------------------------------------------
Shaw Industries, Inc.                                      5,000          77,187
--------------------------------------------------------------------------------
WestPoint Stevens, Inc.                                    1,600          28,000
                                                                        --------
                                                                         366,749

--------------------------------------------------------------------------------
Consumer Staples--3.8%
--------------------------------------------------------------------------------
Beverages--0.3%
Adolph Coors Co., Cl. B                                    1,100          57,750
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                  2,700         191,362
                                                                        --------
                                                                         249,112
--------------------------------------------------------------------------------
Broadcasting--0.3%
Citadel Communications Corp.(1)                            3,800         246,525
--------------------------------------------------------------------------------
Entertainment--0.5%
Brinker International, Inc.(1)                             1,500          36,000
--------------------------------------------------------------------------------
Darden Restaurants, Inc.                                   1,400          25,375
--------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(1)                         7,100         176,612
--------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                9,300          37,200
--------------------------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.                            76,000          88,480
                                                                        --------
                                                                         363,667
--------------------------------------------------------------------------------
Food--0.7%
Flowers Industries, Inc.                                   3,300          52,594
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                           1,600          63,700
--------------------------------------------------------------------------------
Hormel Foods Corp.                                           400          16,250
--------------------------------------------------------------------------------
IBP, Inc.                                                  4,200          75,600
--------------------------------------------------------------------------------
International Home Foods, Inc.(1)                          2,700          46,912
--------------------------------------------------------------------------------
Keebler Foods Co.(1)                                       1,400          39,375
--------------------------------------------------------------------------------
Kerry Group plc, Cl. A                                    10,000         119,762
--------------------------------------------------------------------------------
Sara Lee Corp.                                             5,200         114,725
                                                                        --------
                                                                         528,918
--------------------------------------------------------------------------------
Food & Drug Retailers--1.0%
Albertson's, Inc.                                          1,300          41,925
--------------------------------------------------------------------------------
Colruyt NV                                                 3,000         172,094
--------------------------------------------------------------------------------
Express Scripts, Inc., Cl. A(1)                            2,700         172,800
--------------------------------------------------------------------------------
Koninklijke Ahold NV                                       6,000         177,469
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                            6,000         120,000
--------------------------------------------------------------------------------
William Morrison Supermarkets plc                         68,000         146,106
                                                                        --------
                                                                         830,394


10                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Household Goods--0.8%
Blyth Industries, Inc.(1)                                  4,100      $  100,706
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                       6,400         417,600
--------------------------------------------------------------------------------
L'OREAL                                                      200         160,319
                                                                      ----------
                                                                         678,625
--------------------------------------------------------------------------------
Tobacco--0.2%
UST, Inc.                                                  5,100         128,456

--------------------------------------------------------------------------------
Energy--4.5%
--------------------------------------------------------------------------------
Energy Services--0.2%
Anadarko Petroleum Corp.                                   1,000          34,125
--------------------------------------------------------------------------------
ENSCO International, Inc.                                  2,500          57,187
--------------------------------------------------------------------------------
Global Marine, Inc.(1)                                     3,000          49,875
                                                                      ----------
                                                                         141,187
--------------------------------------------------------------------------------
Oil: Domestic--2.7%
Apache Corp.                                               1,200          44,325
--------------------------------------------------------------------------------
Atlantic Richfield Co.                                     3,700         320,050
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                 1,000          33,062
--------------------------------------------------------------------------------
Chevron Corp.                                              3,300         285,862
--------------------------------------------------------------------------------
Conoco, Inc., Cl. A                                        2,500          61,875
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                         11,520         928,080
--------------------------------------------------------------------------------
Murphy Oil Corp.                                           3,700         212,288
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                 6,200         134,075
--------------------------------------------------------------------------------
Texaco, Inc.                                               2,300         124,919
                                                                      ----------
                                                                       2,144,536
--------------------------------------------------------------------------------
Oil: International--1.6%
Abraxas Petroleum Corp.(1)                                 2,980           2,794
--------------------------------------------------------------------------------
BP Amoco plc, ADR                                          9,228         547,336
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                       2,600         157,138
--------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                         30,000         249,353
--------------------------------------------------------------------------------
Total Fina SA, Sponsored ADR                               1,100          76,175
--------------------------------------------------------------------------------
Total SA, B Shares                                         1,800         240,026
                                                                      ----------
                                                                       1,272,822


                     LifeSpan Capital Appreciation Portfolio                  11

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Financial--10.8%
--------------------------------------------------------------------------------
Banks--3.3%
Argentaria SA                                              6,000      $  140,876
--------------------------------------------------------------------------------
Banca Poplare di Brescia                                   3,000         265,237
--------------------------------------------------------------------------------
Banco Popular Espanol SA                                   2,400         156,395
--------------------------------------------------------------------------------
Bank of Scotland                                          15,000         174,232
--------------------------------------------------------------------------------
Banque Nationale de Paris                                  1,800         165,935
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                      2,700         209,756
--------------------------------------------------------------------------------
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)              2,200         162,203
--------------------------------------------------------------------------------
First Union Corp.                                          1,500          49,219
--------------------------------------------------------------------------------
Fuji Bank Ltd. (The)                                      17,000         165,128
--------------------------------------------------------------------------------
Lloyds TSB Group plc                                      16,000         200,193
--------------------------------------------------------------------------------
Nordbanken Holding AB(1)                                  28,000         159,212
--------------------------------------------------------------------------------
Overseas Union Bank Ltd.                                  19,414         113,651
--------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                       1,600          29,600
--------------------------------------------------------------------------------
Sanwa Bank Ltd. (The)                                     13,000         158,065
--------------------------------------------------------------------------------
UnionBanCal Corp.                                          5,200         205,075
--------------------------------------------------------------------------------
Wachovia Corp.                                             1,900         129,200
--------------------------------------------------------------------------------
Wells Fargo Co.                                            4,700         190,056
                                                                      ----------
                                                                       2,674,033
--------------------------------------------------------------------------------
Diversified Financial--2.7%
AMBAC Financial Group, Inc.                                1,600          83,500
--------------------------------------------------------------------------------
Cattles plc                                               30,000         158,481
--------------------------------------------------------------------------------
Citigroup, Inc.                                            6,300         350,044
--------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                     7,300         127,106
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                              600          56,513
--------------------------------------------------------------------------------
ING Groep NV                                               3,000         180,971
--------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                     12,000         168,245
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                             700          99,925
--------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A                 2,100          58,669
--------------------------------------------------------------------------------
NCO Group, Inc.(1)                                         4,200         126,525
--------------------------------------------------------------------------------
Nomura Securities Co. Ltd.(1)                             15,000         270,713
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                      1,200          58,575
--------------------------------------------------------------------------------
Promise Co. Ltd.                                           3,700         188,203
--------------------------------------------------------------------------------
Reckson Associates Realty Corp., Cl. B                     3,662          83,311
--------------------------------------------------------------------------------
Senior Housing Properties Trust                              920          11,443
--------------------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                                210,000         185,052
                                                                      ----------
                                                                       2,207,276


12                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Insurance--4.1%
ACE Ltd.                                                   3,100      $   51,731
--------------------------------------------------------------------------------
Advance Paradigm, Inc.(1)                                  6,800         146,625
--------------------------------------------------------------------------------
Aegon NV                                                   2,298         219,459
--------------------------------------------------------------------------------
AEGON NV                                                   1,800         173,725
--------------------------------------------------------------------------------
Allstate Corp.                                             2,800          67,200
--------------------------------------------------------------------------------
American General Corp.                                     3,500         265,563
--------------------------------------------------------------------------------
American International Group, Inc.                         1,125         121,641
--------------------------------------------------------------------------------
AXA Financial, Inc.                                        5,400         182,925
--------------------------------------------------------------------------------
AXA SA                                                     1,400         195,000
--------------------------------------------------------------------------------
Chubb Corp.                                                2,600         146,413
--------------------------------------------------------------------------------
Cigna Corp.                                                2,000         161,125
--------------------------------------------------------------------------------
Conseco, Inc.                                              2,500          44,688
--------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                 1,000          44,000
--------------------------------------------------------------------------------
HSB Group, Inc.                                            3,750         126,797
--------------------------------------------------------------------------------
Irish Life & Permanent plc                                 9,127          86,343
--------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                      4,600         313,950
--------------------------------------------------------------------------------
Lincoln National Corp.                                     8,400         336,000
--------------------------------------------------------------------------------
Manulife Financial Corp.(1)                                2,800          35,525
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                  400          38,275
--------------------------------------------------------------------------------
Radian Group, Inc.                                         1,200          57,300
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                        2,600          87,588
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                   2,650          90,763
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                     6,600         342,375
                                                                      ----------
                                                                       3,335,011
--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.7%
Camden Property Trust                                      7,200         197,100
--------------------------------------------------------------------------------
Cornerstone Properties, Inc.                              11,400         166,725
--------------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                              6,814         106,469
--------------------------------------------------------------------------------
HRPT Properties Trust                                      9,200          82,800
--------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                              5,407          29,739
                                                                      ----------
                                                                         582,833
--------------------------------------------------------------------------------
Savings & Loans--0.0%
Greenpoint Financial Corp.                                 1,500          35,719


                     LifeSpan Capital Appreciation Portfolio                  13

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Healthcare--5.4%
--------------------------------------------------------------------------------
Healthcare/Drugs--3.3%
Celgene Corp.(1)                                           4,000      $  280,000
--------------------------------------------------------------------------------
Fresenius AG, Preference                                     900         164,848
--------------------------------------------------------------------------------
Gedeon Richter Ltd., GDR(3)                                2,400         157,200
--------------------------------------------------------------------------------
Glaxo Wellcome plc                                         6,000         169,628
--------------------------------------------------------------------------------
Invitrogen Corp.(1)                                        2,300         138,000
--------------------------------------------------------------------------------
Jones Pharma, Inc.                                         5,250         228,047
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(1)                              7,650         428,878
--------------------------------------------------------------------------------
Novartis AG                                                  100         147,016
--------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc.(1)                             8,300         150,438
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA(1)                                    6,000         249,627
--------------------------------------------------------------------------------
Schering AG                                                1,200         145,948
--------------------------------------------------------------------------------
SmithKline Beecham plc                                    17,000         216,962
--------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                            3,000         148,195
                                                                      ----------
                                                                       2,624,787
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.1%
ArthroCare Corp.(1)                                        6,300         384,300
--------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                        12,000         210,750
--------------------------------------------------------------------------------
Molecular Devices Corp.(1)                                 4,700         244,400
--------------------------------------------------------------------------------
Seton School Healthcare Group plc                         14,000         177,374
--------------------------------------------------------------------------------
Terumo Corp.                                              10,000         267,045
--------------------------------------------------------------------------------
United Healthcare Corp.                                    1,900         100,938
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                         1,600         105,500
--------------------------------------------------------------------------------
Zoll Medical Corp.(1)                                      4,300         164,206
                                                                      ----------
                                                                       1,654,513

--------------------------------------------------------------------------------
Technology--21.3%
--------------------------------------------------------------------------------
Computer Hardware--1.8%
Apple Computer, Inc.(1)                                    1,900         195,344
--------------------------------------------------------------------------------
Digital Lightwave, Inc.(1)                                 2,700         172,800
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                          600          68,363
--------------------------------------------------------------------------------
International Business Machines Corp.                      2,300         248,400
--------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                3,000         271,500
--------------------------------------------------------------------------------
SanDisk Corp.(1)                                           3,200         308,000
--------------------------------------------------------------------------------
Silicon Storage Technology, Inc.(1)                        5,300         218,625
                                                                      ----------
                                                                       1,483,032


14                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Computer Services--4.6%
Applied Micro Circuits Corp.(1)                            1,900      $  241,775
--------------------------------------------------------------------------------
Crossroads Systems, Inc.(1)                                1,300         109,850
--------------------------------------------------------------------------------
Diamond Technology Partners, Inc.(1)                       5,600         481,250
--------------------------------------------------------------------------------
Emulex Corp.(1)                                            3,000         337,500
--------------------------------------------------------------------------------
First Data Corp.                                           3,500         172,594
--------------------------------------------------------------------------------
Getronics NV                                               4,000         318,827
--------------------------------------------------------------------------------
Intraware, Inc.(1)                                         4,600         367,713
--------------------------------------------------------------------------------
MedQuist, Inc.(1)                                          5,200         134,225
--------------------------------------------------------------------------------
Proxicom, Inc.(1)                                          2,500         310,781
--------------------------------------------------------------------------------
QRS Corp.(1)                                               2,250         236,250
--------------------------------------------------------------------------------
Titan Corp. (The)(1)                                       4,200         197,925
--------------------------------------------------------------------------------
USinternetworking, Inc.(1)                                 3,150         220,106
--------------------------------------------------------------------------------
USWeb Corp.(1)                                             2,900         128,869
--------------------------------------------------------------------------------
Viant Corp.(1)                                             2,600         257,400
--------------------------------------------------------------------------------
WebTrends Corp.(1)                                         2,400         194,400
                                                                      ----------
                                                                       3,709,465
--------------------------------------------------------------------------------
Computer Software--5.6%
Actuate Corp.(1)                                           9,200         394,450
--------------------------------------------------------------------------------
Advanced Digital Information Corp.(1)                      4,700         228,538
--------------------------------------------------------------------------------
Advent Software, Inc.(1)                                   3,850         248,084
--------------------------------------------------------------------------------
Allaire Corp.(1)                                           1,700         248,731
--------------------------------------------------------------------------------
Bluestone Software, Inc.(1)                                1,800         207,000
--------------------------------------------------------------------------------
Brio Technology, Inc.(1)                                   2,400         100,800
--------------------------------------------------------------------------------
Broadbase Software, Inc.(1)                                1,700         191,250
--------------------------------------------------------------------------------
Cysive, Inc.(1)                                            2,900         208,981
--------------------------------------------------------------------------------
Dendrite International, Inc.(1)                           12,600         426,825
--------------------------------------------------------------------------------
Exchange Applications, Inc.(1)                             4,300         240,263
--------------------------------------------------------------------------------
Great Plains Software, Inc.(1)                             3,100         231,725
--------------------------------------------------------------------------------
Logica plc                                                18,000         464,392
--------------------------------------------------------------------------------
Macromedia, Inc.(1)                                        3,000         219,375
--------------------------------------------------------------------------------
Mercury Interactive Corp.(1)                               2,800         302,225
--------------------------------------------------------------------------------
Micromuse, Inc.(1)                                         1,700         289,000
--------------------------------------------------------------------------------
PC-Tel, Inc.(1)                                            3,200         168,000
--------------------------------------------------------------------------------
Rare Medium Group, Inc.(1)                                 3,400         116,025
--------------------------------------------------------------------------------
RAVISENT Technologies, Inc.(1)                             3,600         138,375
--------------------------------------------------------------------------------
Synopsys, Inc.(1)                                          1,000          66,750
                                                                      ----------
                                                                       4,490,789

                     LifeSpan Capital Appreciation Portfolio                  15

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Communications Equipment--1.5%
Audiocodes Ltd.(1)                                         2,900      $  266,800
--------------------------------------------------------------------------------
BISYS Group, Inc. (The)(1)                                 1,000          65,250
--------------------------------------------------------------------------------
Ditech Communications Corp.(1)                             1,600         149,600
--------------------------------------------------------------------------------
Extreme Networks, Inc.(1)                                  2,100         175,350
--------------------------------------------------------------------------------
Polycom, Inc.(1)                                           3,700         235,644
--------------------------------------------------------------------------------
Vodafone Group plc                                        70,000         346,888
                                                                      ----------
                                                                       1,239,532
--------------------------------------------------------------------------------
Electronics--7.8%
ACT Manufacturing, Inc.(1)                                 4,500         168,750
--------------------------------------------------------------------------------
Advanced Energy Industries, Inc.(1)                        4,700         231,475
--------------------------------------------------------------------------------
ANADIGICS, Inc.(1)                                         5,200         245,375
--------------------------------------------------------------------------------
Anaren Microwave, Inc.(1)                                  4,900         265,213
--------------------------------------------------------------------------------
Bowthorpe plc                                             21,000         369,110
--------------------------------------------------------------------------------
Cognex Corp.(1)                                            5,400         210,600
--------------------------------------------------------------------------------
Credence Systems Corp.(1)                                  3,700         320,050
--------------------------------------------------------------------------------
Cree, Inc.(1)                                              4,600         392,725
--------------------------------------------------------------------------------
CTS Corp.                                                  2,600         195,975
--------------------------------------------------------------------------------
Cymer, Inc.(1)                                             5,200         239,200
--------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                             4,400         142,450
--------------------------------------------------------------------------------
Dallas Semiconductor Corp.                                 1,500          96,656
--------------------------------------------------------------------------------
DSP Group(1)                                               3,600         334,800
--------------------------------------------------------------------------------
Electrocomponents plc                                     23,000         254,708
--------------------------------------------------------------------------------
Hoshiden Corp.                                            11,000         705,859
--------------------------------------------------------------------------------
Hoya Corp.                                                 4,000         314,976
--------------------------------------------------------------------------------
Intel Corp.                                                1,000          82,313
--------------------------------------------------------------------------------
MKS Instruments, Inc.(1)                                   4,000         144,500
--------------------------------------------------------------------------------
National Semiconductor Corp.(1)                            3,200         137,000
--------------------------------------------------------------------------------
NVIDIA Corp.(1)                                            4,400         206,525
--------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                  4,900         335,344
--------------------------------------------------------------------------------
Sony Corp.                                                 1,600         474,225
--------------------------------------------------------------------------------
Teradyne, Inc.(1)                                          2,800         184,800
--------------------------------------------------------------------------------
TranSwitch Corp.(1)                                        3,700         268,481
                                                                      ----------
                                                                       6,321,110

--------------------------------------------------------------------------------
Transportation--0.9%
--------------------------------------------------------------------------------
Air Transportation--0.4%
AHL Services, Inc.(1)                                      6,200         129,425
--------------------------------------------------------------------------------
Delta Air Lines, Inc.                                      1,100          54,794
--------------------------------------------------------------------------------
Japan Airport Terminal Co. Ltd.                           14,000         130,099
                                                                      ----------
                                                                         314,318
--------------------------------------------------------------------------------
Railroads & Truckers--0.5%
GATX Corp.                                                10,400         351,000
--------------------------------------------------------------------------------
Union Pacific Corp.                                        1,500          65,438
                                                                      ----------
                                                                         416,438


16                   LifeSpan Capital Appreciation Portfolio

                                                                      Market Value
                                                         Shares       Note 1
--------------------------------------------------------------------------------
Utilities--4.5%
--------------------------------------------------------------------------------
Electric Utilities--2.9%
Carolina Power & Light Co.                                 2,100     $    63,919
--------------------------------------------------------------------------------
CLP Holdings Ltd.                                         33,000         151,978
--------------------------------------------------------------------------------
Conectiv, Inc.                                             7,900         132,819
--------------------------------------------------------------------------------
Duke Energy Corp.                                          8,748         438,494
--------------------------------------------------------------------------------
FPL Group, Inc.                                            6,700         286,844
--------------------------------------------------------------------------------
Kansas City Power & Light Co.                              6,600         145,613
--------------------------------------------------------------------------------
Montana Power Co.                                          8,000         288,500
--------------------------------------------------------------------------------
Peco Energy Co.                                            3,600         125,100
--------------------------------------------------------------------------------
Potomac Electric Power Co.                                 3,100          71,106
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                      4,200         146,213
--------------------------------------------------------------------------------
Reliant Energy, Inc.                                       8,900         203,588
--------------------------------------------------------------------------------
Texas Utilities Co.                                        3,800         135,138
--------------------------------------------------------------------------------
Unicom Corp.                                               1,700          56,950
--------------------------------------------------------------------------------
Western Resources, Inc.                                    5,200          88,400
                                                                     -----------
                                                                       2,334,662
--------------------------------------------------------------------------------
Gas Utilities--1.6%
El Paso Energy Corp.                                      16,400         636,526
--------------------------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.                           117,000         160,295
--------------------------------------------------------------------------------
National Fuel Gas Co.                                      5,600         260,400
--------------------------------------------------------------------------------
NICOR, Inc.                                                1,700          55,250
--------------------------------------------------------------------------------
Questar Corp.                                             10,800         162,000
                                                                     -----------
                                                                       1,274,471
                                                                     -----------
Total Common Stocks (Cost $46,135,160)                                62,677,256

================================================================================
Preferred Stocks--0.0%
--------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Cum., Series D, Non-Vtg.(2)
(Cost $50,000)                                               500          48,625

                                                         Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
Abraxas Petroleum Corp. Wts., Exp. 11/1/04                 2,980             447
--------------------------------------------------------------------------------
Australis Holdings PTY Ltd./Australia Media Ltd. Wts.,
Exp. 10/30/01(2)                                             100               1
--------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08(2)                      300           2,400
--------------------------------------------------------------------------------
Primestar, Inc., Share APP Rts., Exp. 5/30/00(2)             390           1,953
                                                                     -----------
Total Rights, Warrants and Certificates (Cost $447)                        4,801


                                                         Principal
                                                         Amount
================================================================================
Asset-Backed Securities--0.2%
--------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1998-B,
Cl. A3, 5.95%, 11/15/02                                  $75,000          74,531
--------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07(2)                  34,530          33,837
--------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1997-A, Cl. A-5,
6.80%, 2/15/05                                            50,000          49,734
                                                                     -----------
Total Asset-Backed Securities (Cost $159,449)                            158,102


                     LifeSpan Capital Appreciation Portfolio                  17

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                      Principal   Market Value
                                                                                      Amount      Note 1
============================================================================================================
Mortgage-Backed Obligations--0.7%
------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates, Series 1994-10,
Cl. A3, 6%, 5/25/09                                                                   $100,000    $   97,500
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                              10,700        10,312
Series 1843, Cl. VB, 7%, 4/15/03                                                        15,000        15,000
Series 1849, Cl. VA, 6%, 12/15/10                                                       15,052        14,879
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 10.90%, 10/15/20(4)                                               294,150        28,403
Series 1583, Cl. IC, 11.374%, 1/15/20(4)                                               146,750        12,336
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                             22,019        21,609
6.50%, 4/1/26                                                                           34,534        32,754
7%, 4/1/00                                                                               4,527         4,521
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                                   15,559        15,433
------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                  99,442        87,665
------------------------------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities, Series 1998-3,
Cl. A5, 6.36%, 8/20/22(5)                                                              125,000       121,855
------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates,
Series 1999-QS12, Cl. M1, 7%, 9/25/14                                                   99,080        94,034
                                                                                                  ----------
Total Mortgage-Backed Obligations (Cost $571,202)                                                    556,301

============================================================================================================
U.S. Government Obligations--3.5%
------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 5.24%, 10/1/08                             100,000        88,037
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.125%, 2/13/04                                       300,000       282,048
------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                                            400,000       366,000
7.50%, 11/15/16                                                                        660,000       706,200
STRIPS, 2.67%, 11/15/18(6)                                                             700,000       195,025
------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06-5/15/08                                                                350,000       332,984
6.125%, 8/15/07                                                                        200,000       195,000
6.50%, 8/15/05                                                                         625,000       625,196
                                                                                                  ----------
Total U.S. Government Obligations (Cost $2,974,397)                                                2,790,490

============================================================================================================
Non-Convertible Corporate Bonds and Notes--9.7%
------------------------------------------------------------------------------------------------------------
Basic Materials--0.7%
------------------------------------------------------------------------------------------------------------
Chemicals--0.3%
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07                        75,000        20,625
------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                  35,000        39,201
------------------------------------------------------------------------------------------------------------
Rexene Corp., 11.75% Sr. Nts., 12/1/04                                                  50,000        52,500
------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                                            75,000        75,593
------------------------------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08(7)                 75,000        19,312
------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                      75,000        66,375
                                                                                                  ----------
                                                                                                     273,606


18                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                 Principal  Market Value
                                                                                 Amount     Note 1
--------------------------------------------------------------------------------------------------------
Metals--0.2%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19(2)                                    $ 10,000       $ 10,100
--------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03(1)(10)                                                           75,000          7,875
--------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08               50,000         42,250
--------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                   75,000         76,500
                                                                                                --------
                                                                                                 136,725
--------------------------------------------------------------------------------------------------------
Paper--0.2%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(8)                                75,000         82,500
--------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                     50,000         50,375
                                                                                                --------
                                                                                                 132,875

--------------------------------------------------------------------------------------------------------
Capital Goods--1.5%
--------------------------------------------------------------------------------------------------------
Industrial Services--1.2%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts., 4/15/09(7)                       50,000         26,500
--------------------------------------------------------------------------------------------------------
Advance Stores Co., Inc., 10.25% Sr. Unsec. Sub. Nts., Series B, 4/15/08           25,000         21,875
--------------------------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts., Series B, 4/1/02           125,000        128,750
--------------------------------------------------------------------------------------------------------
Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06                                        50,000         50,312
--------------------------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B, 10/15/04                  75,000         45,375
--------------------------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts., Series B, 8/1/07(2)      50,000         54,250
--------------------------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07(2)                        50,000         49,250
--------------------------------------------------------------------------------------------------------
Logix Communications Enterprises, Inc., 12.25% Sr. Unsec. Nts., 6/15/08(2)         50,000         36,250
--------------------------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B, 10/15/07(2)                50,000         40,125
--------------------------------------------------------------------------------------------------------
Mrs. Fields Holding Co., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sec. disc. nts., 12/1/05 and warrants to purchase shares of
common stock)(2)(7)(9)                                                            100,000         56,500
--------------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr. Unsec. Sub. Nts., Series B, 7/1/08                  50,000         48,250
--------------------------------------------------------------------------------------------------------
Production Resource Group LLC/PRG Finance Corp., 11.50% Sr.
Unsec. Sub. Nts., 1/15/08                                                          75,000         67,125
--------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Timber Collaterized Nts.,
Series B, Cl. A-1, 1/20/07                                                         71,179         67,104
--------------------------------------------------------------------------------------------------------
Simonds Industries, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/08                      50,000         40,250
--------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                               50,000         50,486
--------------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs., 6/1/08(7)                    75,000         34,687
--------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Unsec. Nts., 6/15/01                           75,000         73,734
--------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                     40,000         37,767
--------------------------------------------------------------------------------------------------------
                                                                                                 928,590
--------------------------------------------------------------------------------------------------------
Manufacturing--0.3%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                                            75,000         71,072
--------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., Series B, 8/1/07(2)                     75,000         75,375
--------------------------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05                                  50,000         50,250
--------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                       50,000         41,312
                                                                                                --------
                                                                                                 238,009

                     LifeSpan Capital Appreciation Portfolio                  19

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                  Principal   Market Value
                                                                                  Amount      Note 1
--------------------------------------------------------------------------------------------------------
Communication Services--2.0%
--------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.7%
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F, 5/15/01                     $ 75,000    $   74,237
--------------------------------------------------------------------------------------------------------
Coaxial Communications, Inc., 10% Sr. Unsec. Nts., 8/15/06                          75,000        73,875
--------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(7)               50,000        47,875
--------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07(7)              75,000        61,875
--------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts., 11/1/05(7)                    100,000        53,625
--------------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08                                75,000        77,812
--------------------------------------------------------------------------------------------------------
Galaxy Telecom LP, 12.375% Sr. Sub. Nts., 10/1/05                                   75,000        79,875
--------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(7)                          75,000        55,875
--------------------------------------------------------------------------------------------------------
Hermes Europe Railtel BV, 10.375% Sr. Unsec. Nts., 1/15/09                          75,000        74,437
--------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(7)                          100,000        65,500
--------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(7)                                                                150,000       136,500
--------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 9% Sr. Sub. Nts., 4/15/08(2)                              50,000        50,750
--------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08                        75,000        71,062
--------------------------------------------------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Unsec. Nts., 11/1/08                                       50,000        52,500
--------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts., 10/15/07(7)      75,000        61,125
--------------------------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Unsec. Nts., 3/1/08                              50,000        44,000
--------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(7)                                                  25,000        23,437
9.625% Sr. Debs., 10/1/06                                                           25,000        25,375
--------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                            75,000        72,750
--------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02                                 75,000        73,149
--------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts., 10/15/05(7)                    50,000        48,750
--------------------------------------------------------------------------------------------------------
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(3)                                      50,000        51,750
                                                                                              ----------
                                                                                               1,376,134
--------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.3%
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts., Series B, 6/1/06(7)      50,000        44,375
--------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 9.75% Sr. Disc. Nts., 8/15/04                          50,000        51,750
--------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts., 8/15/06             75,000        82,923
--------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                50,000        52,750
                                                                                              ----------
                                                                                                 231,798

--------------------------------------------------------------------------------------------------------
Consumer Cyclicals--1.8%
--------------------------------------------------------------------------------------------------------
Autos & Housing--0.2%
Black & Decker Corp., 6.625% Nts., 11/15/00                                         15,000        14,964
--------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                 75,000        29,437
--------------------------------------------------------------------------------------------------------
Collins & Aikman Floorcoverings, Inc., 10% Sr. Sub. Nts., Series B, 1/15/07         50,000        49,250
--------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07(2)         75,000        70,875
                                                                                              ----------
                                                                                                 164,526

20                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                      Principal    Market Value
                                                                                      Amount       Note 1
------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--1.0%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                           $50,000      $ 45,875
-----------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B, 8/1/04                        50,000        51,000
-----------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Unsec. Sub. Nts., Series D, 10/15/07     75,000        73,125
-----------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03                50,000        56,687
-----------------------------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Sec. Nts., 6/1/03                         75,000        52,875
-----------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                     50,000        35,750
-----------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                           50,000        51,875
-----------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                                75,000        69,750
-----------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                    50,000        50,000
-----------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                            50,000        46,250
-----------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09                    50,000        49,500
-----------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp., 8.50% Sr. Nts., 11/15/06                               50,000        49,359
-----------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05(2)                              75,000        79,125
-----------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                               50,000        48,750
-----------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                    75,000        75,750
                                                                                                   --------
                                                                                                    835,671
-----------------------------------------------------------------------------------------------------------
Media--0.3%
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub. Nts., 3/15/07            75,000        74,625
-----------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07(2)                                75,000        73,875
-----------------------------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06(2)                             75,000        74,437
                                                                                                   --------
                                                                                                    222,937
-----------------------------------------------------------------------------------------------------------
Retail: General--0.1%
Federated Department Stores, Inc., 6.125% Cv. Sub. Nts., 9/1/01(5)                     75,000        73,498
-----------------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                      40,000        39,657
                                                                                                   --------
                                                                                                    113,155
-----------------------------------------------------------------------------------------------------------
Retail: Specialty--0.1%
K Mart Corp., 7.75% Debs., 10/1/12                                                     50,000        44,489
-----------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                     75,000        73,125
                                                                                                   --------
                                                                                                    117,614
-----------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.1%
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                           75,000        67,875


                     LifeSpan Capital Appreciation Portfolio                  21

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                                  Principal    Market Value
                                                                                                  Amount       Note 1
---------------------------------------------------------------------------------------------------------------------------
Consumer Staples--1.5%
---------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.1%
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts., Series B, 7/15/04                          $ 75,000         $ 78,187
---------------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08                               75,000           72,375
---------------------------------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts., 11/1/02(2)(7)                             100,000            1,000
---------------------------------------------------------------------------------------------------------------------------
Century Communications Corp.:
9.75% Sr. Nts., 2/15/02                                                                             50,000           50,500
Zero Coupon Sr. Disc. Nts., Series B, 8.50%, 1/15/08(6)                                             50,000           22,188
---------------------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(7)                                                           50,000           29,563
8.625% Sr. Unsec. Nts., 4/1/09                                                                      75,000           69,656
---------------------------------------------------------------------------------------------------------------------------
Classic Cable, Inc., 9.375% Sr. Sub. Nts., Series B, 8/1/09                                         50,000           49,375
---------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                                                      50,000           52,188
---------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                                                   50,000           53,000
---------------------------------------------------------------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(7)                                 100,000           39,500
---------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                                  75,000           75,750
---------------------------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(7)                           100,000           75,375
---------------------------------------------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec. Sub. Nts.,
Series B, 7/1/08                                                                                    50,000           48,125
---------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., Series B, 8/15/04                                         50,000           50,875
---------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                          50,000           49,750
---------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(7)                                                                               100,000           64,500
                                                                                                                   --------
                                                                                                                    881,907
---------------------------------------------------------------------------------------------------------------------------
Entertainment--0.1%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05                                     75,000           72,190
---------------------------------------------------------------------------------------------------------------------------
Food--0.2%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                                       75,000           41,625
---------------------------------------------------------------------------------------------------------------------------
Dole Food Co., 6.75% Nts., 7/15/00                                                                  40,000           39,766
---------------------------------------------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                                                  100,000           99,609
                                                                                                                   --------
                                                                                                                    181,000
---------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.0%
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub. Nts., 9/15/07(2)(10)                        50,000              500
---------------------------------------------------------------------------------------------------------------------------
Household Goods--0.1%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                          35,000           34,395
---------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08                                 75,000           37,875
                                                                                                                   --------
                                                                                                                     72,270

---------------------------------------------------------------------------------------------------------------------------
Energy--0.4%
---------------------------------------------------------------------------------------------------------------------------
Energy Services--0.3%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                                             15,000           15,355
---------------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                                 50,000           43,650
---------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                              35,000           33,051
---------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                     50,000           48,878
---------------------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                                   75,000           34,875
---------------------------------------------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Nts., Series B, 10/15/04                                      75,000           42,375
---------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                 25,000           23,254
                                                                                                                   --------
                                                                                                                    241,438

22                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                Principal   Market Value
                                                                                Amount      Note 1
-------------------------------------------------------------------------------------------------------
Oil: Domestic--0.1%
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                               $50,000        $ 48,613
-------------------------------------------------------------------------------------------------------
Oil: International--0.0%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd., 11.50% Sr.
Unsec. Nts., 11/1/04                                                             35,000          32,025

-------------------------------------------------------------------------------------------------------
Financial--0.9%
-------------------------------------------------------------------------------------------------------
Banks--0.0%
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                         15,000          15,572
-------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                15,000          15,003
                                                                                               --------
                                                                                                 30,575
-------------------------------------------------------------------------------------------------------
Diversified Financial--0.6%
American General Institutional Capital B, 8.125% Bonds, Series B, 3/15/46(3)     50,000          50,069
-------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                                 40,000          39,151
-------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                50,000          45,408
-------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts., Series D, 3/1/01           90,000          89,071
-------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.77% Nts., Series A, 8/27/01                    75,000          73,928
-------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                            25,000          24,658
-------------------------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01                                   75,000          72,314
-------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000 principal amount of 11.50% sr. nts., 3/15/07 and one warrant to purchase 6.84 shares
of common stock)(2)(9)                                                           75,000          78,000
                                                                                               --------
                                                                                                472,599
-------------------------------------------------------------------------------------------------------
Insurance--0.1%
Conseco, Inc., 6.40% Nts., 6/15/01                                               75,000          73,166
-------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.2%
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01                     80,000          80,167
-------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                        50,000          49,053
-------------------------------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                            75,000          71,609
                                                                                               --------
                                                                                                200,829

-------------------------------------------------------------------------------------------------------
Healthcare--0.3%
-------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.3%
-------------------------------------------------------------------------------------------------------
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                              30,000          29,211
-------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                          25,000          24,500
-------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(3)                            75,000          72,000
-------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts., 8/15/06                   50,000          27,750
-------------------------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                                 50,000          50,375
-------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                     50,000          48,125
                                                                                               --------
                                                                                                251,961


                     LifeSpan Capital Appreciation Portfolio                  23

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                        Principal      Market Value
                                                                        Amount         Note 1
---------------------------------------------------------------------------------------------------
Transportation--0.3%
---------------------------------------------------------------------------------------------------
Air Transportation--0.1%
Canadian Airlines Corp., 12.25% Sr. Nts., 8/1/06                        $   75,000      $    40,875
---------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06                     75,000           30,750
                                                                                        -----------
                                                                                             71,625
---------------------------------------------------------------------------------------------------
Railroads & Truckers--0.2%
CSX Corp., 7.05% Debs., 5/1/02                                              75,000           74,653
---------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                 50,000           48,952
---------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                       15,000           15,048
                                                                                        -----------
                                                                                            138,653

---------------------------------------------------------------------------------------------------
Utilities--0.3%
---------------------------------------------------------------------------------------------------
Electric Utilities--0.1%
AES Corp. (The), 8% Sr. Nts., 12/31/08                                      50,000           46,000
---------------------------------------------------------------------------------------------------
Gas Utilities--0.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                   50,000           49,508
---------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                             50,000           47,262
---------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 6.20% Nts., 8/1/02                               75,000           73,180
                                                                                        -----------
                                                                                            169,950
                                                                                        -----------
Total Non-Convertible Corporate Bonds and Notes (Cost $8,772,625)                         7,824,816

===================================================================================================
Repurchase Agreements--7.5%
---------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 3%, dated
12/31/99, to be repurchased at $6,038,509 on 1/3/00, collateralized by U.S. Treasury Nts., 7.25%, 8/15/04, with a value of $6,161,387
(Cost $6,037,000)                                                        6,037,000        6,037,000
---------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $64,700,280)                                99.4%      80,097,391
---------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                0.6          465,507
                                                                         ---------      -----------
Net Assets                                                                   100.0%     $80,562,898
                                                                         =========      ===========

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $331,019 or 0.41% of the Fund's net assets as of December 31, 1999.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Represents the current interest rate for a variable or increasing rate security.
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8. Interest or dividend is paid in kind.
9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
10. Issuer is in default.

See accompanying Notes to Financial Statements.


24                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


===================================================================================================
Assets
Investments, at value (cost $64,700,280)--see accompanying statement                    $80,097,391
---------------------------------------------------------------------------------------------------
Cash                                                                                        151,482
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                            497,036
Interest, dividends and principal paydowns                                                  309,176
Other                                                                                         2,368
                                                                                        -----------
Total assets                                                                             81,057,453
===================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                            439,871
Investments purchased                                                                        26,685
Shareholder reports                                                                          15,338
Directors' compensation                                                                         262
Transfer and shareholder servicing agent fees                                                   185
Other                                                                                        12,214
                                                                                        -----------
Total liabilities                                                                           494,555
===================================================================================================
Net Assets                                                                              $80,562,898
                                                                                        ===========
===================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                    $    50,220
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               56,244,440
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       1,698,832
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions            7,117,454
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                        15,451,952
                                                                                        -----------
Net assets--applicable to 50,220,157 shares of capital stock outstanding                $80,562,898
                                                                                        ===========
===================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                      $1.60


See accompanying Notes to Financial Statements.


                     LifeSpan Capital Appreciation Portfolio                  25

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


=======================================================================================
Investment Income
Interest                                                                    $ 1,431,088
---------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $16,037)                         798,930
                                                                            -----------
Total income                                                                  2,230,018
=======================================================================================
Expenses
Management fees                                                                 615,493
---------------------------------------------------------------------------------------
Accounting service fees                                                          15,000
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      10,276
---------------------------------------------------------------------------------------
Directors' compensation                                                           2,804
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                     2,103
---------------------------------------------------------------------------------------
Other                                                                            26,029
                                                                            -----------
Total expenses                                                                  671,705
Less expenses paid indirectly                                                    (2,760)
                                                                            -----------
Net expenses                                                                    668,945
=======================================================================================
Net Investment Income                                                         1,561,073
=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                   8,498,370
Foreign currency transactions                                                   (51,679)
                                                                            -----------
Net realized gain                                                             8,446,691
---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                   4,563,358
Translation of assets and liabilities denominated in foreign currencies        (255,156)
                                                                            -----------
Net change                                                                    4,308,202
                                                                            -----------
Net realized and unrealized gain                                             12,754,893
=======================================================================================
Net Increase in Net Assets Resulting from Operations                        $14,315,966
                                                                            ===========


See accompanying Notes to Financial Statements.


26                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                         Year Ended December 31,
                                                         1999             1998
======================================================================================
Operations
Net investment income                                     $ 1,561,073      $ 1,606,354
--------------------------------------------------------------------------------------
Net realized gain (loss)                                    8,446,691       (1,177,781)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       4,308,202        3,371,596
                                                          -----------      -----------
Net increase in net assets resulting from operations       14,315,966        3,800,169
======================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                       (1,572,323)      (1,183,734)
--------------------------------------------------------------------------------------
Distributions from net realized gain                               --       (2,498,475)
======================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions                                 (5,029,898)      11,351,711
======================================================================================
Net Assets
Total increase                                              7,713,745       11,469,671
--------------------------------------------------------------------------------------
Beginning of period                                        72,849,153       61,379,482
                                                          -----------      -----------
End of period (including undistributed net investment
income of $1,698,832 and $1,570,493, respectively)        $80,562,898      $72,849,153
                                                          ===========      ===========

See accompanying Notes to Financial Statements.


                     LifeSpan Capital Appreciation Portfolio                  27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                    Year Ended December 31,
                                                    1999          1998             1997             1996(1)          1995(2)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $1.36         $1.35            $1.24            $1.06            $1.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .03           .03              .03              .02              .01
Net realized and unrealized gain                        .24           .06              .12              .17              .06
----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                 .27           .09              .15              .19              .07
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.03)         (.03)            (.01)            (.01)            (.01)
Distributions from net realized gain                     --          (.05)            (.03)              --               --
----------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.03)         (.08)            (.04)            (.01)            (.01)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.60         $1.36            $1.35            $1.24            $1.06
                                                      =====         =====            =====            =====            =====
============================================================================================================================
Total Return, at Net Asset Value(3)                   20.34%         6.49%           12.53%           17.97%            6.65%
============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $80,563       $72,849          $61,379          $41,994          $26,768
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $72,433       $66,754          $51,473          $33,109          $25,460(4)
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                  2.16%         2.41%            2.36%            1.92%            1.73%
Expenses                                               0.93%         0.93%(6)         0.99%(6)         1.30%(6)         1.50%(6)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               87%           65%              66%              71%              39%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $57,710,279 and $60,781,231, respectively.


See accompanying Notes to Financial Statements.


28                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
LifeSpan Capital Appreciation Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $8,375, representing 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

                     LifeSpan Capital Appreciation Portfolio                  29

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies   (continued)
Dividend and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $139,589. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 250 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             Year Ended December 31, 1999  Year Ended December 31, 1998
                                             ----------------------------  ----------------------------
                                             Shares        Amount          Shares        Amount
----------------------------------------------------------------------------------------------------
Sold                                          2,992,840    $  4,099,694     8,700,602    $11,570,097
Dividends and/or distributions reinvested     1,209,480       1,572,323     2,668,268      3,682,209
Redeemed                                     (7,744,976)    (10,701,915)   (2,957,241)    (3,900,595)
                                             ----------    ------------    ----------    -----------
Net increase (decrease)                      (3,542,656)   $ (5,029,898)    8,411,629    $11,351,711
                                             ==========    ============    ==========    ===========

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $15,397,111 was composed of gross appreciation of $19,540,595, and gross depreciation of $4,143,484.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the Fund's first $250 million of average daily net assets and 0.75% on average daily net assets over $250 million. The Fund's management fee for the year ended December 31, 1999, was 0.85% of the average annual net assets for the Fund.

30                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $837,228, which represents 1.04% of the Fund's net assets.


                     LifeSpan Capital Appreciation Portfolio                  31

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Directors and Shareholders of LifeSpan Capital Appreciation
Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of LifeSpan Capital Appreciation Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period September 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of LifeSpan Capital Appreciation Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

32                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
         Dividends paid by the Fund during the fiscal year ended December 31, 1999, which are not designated as capital gain distributions should be multiplied by 11.63% to arrive at the net amount eligible for the corporate dividend-received deduction.
         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     LifeSpan Capital Appreciation Portfolio                  33

--------------------------------------------------------------------------------
LifeSpan Capital Appreciation Portfolio
--------------------------------------------------------------------------------
A Series of Panorama Series Fund, Inc.

=======================================================================================================
Officers and Directors                               James C. Swain, Director and Chairman of the Board
                                                     Bridget A. Macaskill, President
                                                     William H. Armstrong, Director
                                                     Robert G. Avis, Director
                                                     William A. Baker, Director
                                                     Jon S. Fossel, Director
                                                     Sam Freedman, Director
                                                     Raymond J. Kalinowski, Director
                                                     C. Howard Kast, Director
                                                     Robert M. Kirchner, Director
                                                     Ned M. Steel, Director
                                                     Peter M. Antos, Vice President
                                                     George Evans, Vice President
                                                     Alan Gilston, Vice President
                                                     John S. Kowalik, Vice President
                                                     Stephen F. Libera, Vice President
                                                     David P. Negri, Vice President
                                                     Thomas P. Reedy, Vice President
                                                     Michael C. Strathearn, Vice President
                                                     Kenneth B. White, Vice President
                                                     Arthur J. Zimmer, Vice President
                                                     Andrew J. Donohue, Vice President and Secretary
                                                     Brian W. Wixted, Treasurer
                                                     Robert G. Zack, Assistant Secretary
                                                     Robert J. Bishop, Assistant Treasurer
                                                     Scott T. Farrar, Assistant Treasurer

=======================================================================================================
Investment Advisor                                   OppenheimerFunds, Inc.

=======================================================================================================
Transfer Agent                                       OppenheimerFunds Services

=======================================================================================================
Custodian of Portfolio Securities                    The Bank of New York

=======================================================================================================
Independent Auditors                                 Deloitte & Touche LLP

=======================================================================================================
Legal Counsel                                        Myer, Swanson, Adams & Wolf, P.C.

                                                     This is a copy of a report to shareholders of
                                                     LifeSpan Capital Appreciation Portfolio. This
                                                     report must be preceded or accompanied by a
                                                     Prospectus of LifeSpan Capital Appreciation
                                                     Portfolio. For material information concerning the
                                                     Fund, see the Prospectus.

                                                     Shares of Oppenheimer funds are not deposits or
                                                     obligations of any bank, are not guaranteed by any
                                                     bank, are not insured by the FDIC or any other
                                                     agency, and involve investment risks, including
                                                     the possible loss of the principal amount
                                                     invested.

34                   LifeSpan Capital Appreciation Portfolio